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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2005

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                   333-113543             13-3939229
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)

                1585 Broadway
              New York, New York                                    10036
   (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
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                                    No Change
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          (Former name or former address, if changed since last report)
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

      Item 8.01. Other Events

            In  connection  with the offering of IXIS Real Estate  Capital Trust
2005-HE4, Mortgage Pass-through certificates, Series 2005-HE4, certain "Computational Materials", dated October 26, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (d)   Exhibit 99.2.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (e)   Exhibit 99.3.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (f)   Exhibit 99.4.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (g)   Exhibit 99.5.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (h)   Exhibit 99.6.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (i)   Exhibit 99.7.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (j)   Exhibit 99.8.  Related  Computational  Materials (as defined in Item
            8.01 above)

      (k)   Exhibit 99.9.  Related  Computational  Materials (as defined in Item
            8.01 above)

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.
                                        as Depositor  and on behalf of IXIS Real
                                        Estate Capital Trust 2005-HE4 Registrant

                                          By: /s/ Gail McDonnell
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                                              Name:  Gail McDonnell
                                              Title: Vice President

Dated:  October 27, 2005

                                                       EXHIBIT INDEX

Exhibit No.     Description
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99.1            Related Computational Materials (as defined in Item 8.01 above).

99.2            Related Computational Materials (as defined in Item 8.01 above).

99.3            Related Computational Materials (as defined in Item 8.01 above).

99.4            Related Computational Materials (as defined in Item 8.01 above).

99.5            Related Computational Materials (as defined in Item 8.01 above).

99.6            Related Computational Materials (as defined in Item 8.01 above).

99.7            Related Computational Materials (as defined in Item 8.01 above).

99.8            Related Computational Materials (as defined in Item 8.01 above).

99.9            Related Computational Materials (as defined in Item 8.01 above).